FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   WORLDS INC.
             (Exact name of registrant as specified in its charter)

          New Jersey                                      22-1848316
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

 15 Union Wharf, Boston, Massachusetts                       02109
(Address of principal executive offices)                   (Zip Code)




Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                 Name of each exchange on which
         to be so registered                 each class is to be registered

----------------------------------        --------------------------------------

----------------------------------        --------------------------------------


         If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [__]

         If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [__]

         Securities Act registration statement file number to which the form relates: 333-49453 (if applicable)

         Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
                                (Title of Class)



                                (Title of Class)


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Item 1.

         A description of the securities is incorporated by reference herein from a Registration Statement on Form SB-2 filed April 6, 1998 (Registration No. 333-49453).

Item 2.

         Copies of instruments defining the rights of the holders of each class of securities is incorporated by reference herein from a Registration Statement on Form SB-2 filed April 6, 1998 (Registration No. 333-49453).




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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant) WORLDS INC.

Date         April 28, 1998

By           /s/ THOMAS KIDRIN
             Thomas Kidrin, President


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